                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 2
                               TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  April 2, 1998



                           ACACIA RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)


      California                    0-26068                   95-4405754
-------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File (Employer Identification No.)
        incorporation)                Number)

     12 Raymond Avenue, Pasadena, California                    91105
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number including area code: (626) 449-6431
-------------------------------------------------------------------------------

                                 Not applicable.
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)


 This Form 8-K/A, Amendment No. 2 is being filed for the purpose of correcting a typographical error to the "Report of Independent Accountants."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements for Internet Software LLC for the periods from October 6, 1997 (inception) through March 31, 1998. Financial statements for the period October 6, 1997 (inception) through December 31, 1997 have been audited.

(b)     Pro forma financial information (unaudited).

(c)     Exhibits

        2.1* Amended and Restated Operating Agreement of Internet Software LLC dated April 2, 1998 by and between H. Lee Browne, Michael Lloyd, Nicholas E. K. Heckett, and Acacia Research Corporation (certain portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment).

        * Previously filed as an exhibit to registrant's Form 8-K filed on April 17, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACACIA RESEARCH CORPORATION


/s/ Paul R. Ryan
----------------
By:  Paul R. Ryan
President and Chief Executive Officer

DATED:  June 25, 1998

                             Financial Statements


                             INTERNET SOFTWARE LLC
                        (A development stage enterprise)

      For the Periods from October 6, 1997 (inception) through March 31, 1998

                      Internet Software LLC
                 (A development stage enterprise)


                          Table of Contents

Report of Independent Accountants                                 1

Financial Statements

     Balance Sheets                                               2

     Statements of Operations                                     3

     Statements of Members' Deficit                               4

     Statements of Cash Flows                                     5

     Notes to Financial Statements                                6


                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Members of
Internet Software LLC
(A development stage enterprise)


In our opinion, the accompanying balance sheet and the related statements of operations, of members' deficit and of cash flows present fairly, in all material respects, the financial position of Internet Software LLC (a development stage enterprise) at December 31, 1997, and the results of its operations and its cash flows for the period from October 6, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

/s/ Price Waterhouse LLP

Los Angeles, California
June 5, 1998

INTERNET SOFTWARE LLC
(A development stage enterprise)

BALANCE SHEETS

                                                                           (Unaudited)
                                                      December 31, 1997   March 31, 1998
                                                      -----------------   --------------
ASSETS

Current assets
   Cash and cash equivalents                               $ 25,549           $ 22,640
                                                           --------           --------

          Total current assets                               25,549             22,640

Equipment, furniture, and fixtures, net                       8,899              8,439

Patents                                                      15,041             32,760
                                                           --------           --------

                                                           $ 49,489           $ 63,839
                                                           --------           --------
                                                           --------           --------

LIABILITIES AND MEMBERS' DEFICIT

Current liabilities
   Accounts payable and accrued expenses                   $ 63,068           $ 94,635
                                                           --------           --------

          Total current liabilities                          63,068             94,635

Note payable to Member                                            0             70,000
                                                           --------           --------

          Total liabilities                                  63,068            164,635
                                                           --------           --------

Members' deficit                                            (13,579)          (100,796)
                                                           --------           --------

                                                           $ 49,489           $ 63,839
                                                           --------           --------
                                                           --------           --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNET SOFTWARE LLC
(A development stage enterprise)

STATEMENTS OF OPERATIONS


                                                                                                                (Unaudited)
                                                   October 6, 1997 (inception)        (Unaudited)      October 6, 1997 (inception)
                                                            through              Three months ended             through
                                                      December 31, 1997             March 31, 1998          March 31, 1998
                                                   ---------------------------   ------------------    ---------------------------
Expenses
 Marketing, general, and administrative expenses            $  56,253                $  64,945                 $ 121,198
 Research and development expenses                            117,326                   56,368                   173,694
                                                            ---------                ---------                 ---------

 Total expenses                                               173,579                  121,313                   294,892
                                                            ---------                ---------                 ---------


Net loss                                                     $173,579                 $121,313                  $294,892
                                                            ---------                ---------                 ---------
                                                            ---------                ---------                 ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

INTERNET SOFTWARE LLC
(A development stage enterprise)

STATEMENTS OF MEMBERS' DEFICIT



                                                        Managing       Non-Managing
                                                        Members            Member         Total
                                                        --------       ------------      ----------
1997
Balance at October 6, 1997 (inception)                  $       0         $      0       $       0
Contributions                                              10,000          150,000         160,000
Net loss                                                 (156,221)         (17,358)       (173,579)
                                                        ---------         --------       ---------
Balance at December 31, 1997                             (146,221)         132,642         (13,579)

1998
Contributions                                              39,096                0          39,096
Withdrawals                                                (5,000)               0          (5,000)
Net loss                                                 (109,182)         (12,131)       (121,313)
                                                        ---------         --------       ---------

Balance at March 31, 1998 (Unaudited)                   $(221,307)        $120,511       $(100,796)
                                                        ---------         --------       ---------
                                                        ---------         --------       ---------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

INTERNET SOFTWARE LLC
(A development stage enterprise)

STATEMENTS OF CASH FLOWS


                                                                                                                (Unaudited)
                                                   October 6, 1997 (inception)        (Unaudited)      October 6, 1997 (inception)
                                                            through              Three months ended             through
                                                      December 31, 1997             March 31, 1998          March 31, 1998
                                                   ---------------------------   ------------------    ---------------------------
Cash flows from operating activities:

Net loss                                                     $(173,579)               $(121,313)             $(294,892)
Adjustments to reconcile net loss to net
  cash used in operating activities:
     Depreciation and amortization                                 307                      460                    767
     Increase in accounts payable                               63,068                   31,567                 94,635
                                                             ---------                ---------              ---------
     Net cash used in operating activities                    (110,204)                 (89,286)              (199,490)
                                                             ---------                ---------              ---------

Cash flows from investing activities:

     Increase in patents                                       (15,041)                 (17,719)               (32,760)
     Purchase of equipment, furniture and fixtures              (9,206)                       0                 (9,206)
                                                             ---------                ---------              ---------

     Net cash used in investing activities                     (24,247)                 (17,719)               (41,966)
                                                             ---------                ---------              ---------

Cash flows from financing activities:

     Proceeds from note payable to Member                            0                   70,000                 70,000
     Withdrawal of capital by Member                                 0                   (5,000)                (5,000)
     Capital contributions from Members                        160,000                   39,096                199,096
                                                             ---------                ---------              ---------

     Net cash provided by financing activities                 160,000                  104,096                264,096
                                                             ---------                ---------              ---------

Increase (decrease) in cash and cash equivalents                25,549                   (2,909)                22,640

Cash and cash equivalents, beginning                                 0                   25,549                      0
                                                             ---------                ---------              ---------

Cash and cash equivalents, ending                            $  25,549                $  22,640              $  22,640
                                                             ---------                ---------              ---------
                                                             ---------                ---------              ---------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNET SOFTWARE LLC (A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.   DEVELOPMENT STAGE COMPANY

     Internet Software LLC (the "Company") (formerly known as Greenwich Technologies LLC), a Delaware Limited Liability Company, was formed on October 6, 1997 and expires on December 31, 2047. The Company maintains offices in the State of Connecticut. The Company has developed proprietary software products for use on the Internet. Two of the Company's managers founded the Company and participated in the creation of the Company's technologies, which have been under development for the past two years. The first product, scheduled for release in July 1998, will be targeted for broad-base usage by individuals and corporations. The Company has five patent applications pending as well as other intellectual property. There is no assurance that any or all of such technologies will be successful, and even if successful, that the development of such technologies can be commercialized.

     The Company is a development stage enterprise and has incurred losses since its inception. At December 31, 1997, the Company had members' deficit of $13,579 and losses during the development stage of $173,579.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

     EQUIPMENT, FURNITURE AND FIXTURES - Equipment, furniture and fixtures are recorded at cost. Depreciation is computed on the straight-line basis over the estimated life of the assets, which is estimated to be approximately five years.

     PATENTS - Patents, once issued, are amortized on the straight-line method over their estimated remaining useful lives.

     RESEARCH AND DEVELOPMENT - Costs for research and development efforts are charged to operations when incurred.

     UNAUDITED INFORMATION - The information presented as of March 31, 1998 and for the period from October 6, 1997 (inception) through March 31, 1998 and from January 1, 1998 to March 31, 1998, has not been audited. In the opinion of management, the unaudited information includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the results for the periods presented. The information disclosed in the notes to the financial statements as of such dates and for such periods are also unaudited.

     FAIR VALUE OF FINANCIAL INSTRUMENTS - The Company's financial instruments include cash and cash equivalents and accounts payable. The carrying value of these financial instruments approximates fair value due to their short-term maturity.

     IMPAIRMENT OF LONG-LIVED ASSETS - The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values. Based on these evaluations, there were no adjustments to the carrying value of long-lived assets for the periods ending March 31, 1998 and December 31, 1997.

INTERNET SOFTWARE LLC (A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     INCOME TAXES - The Company intends to elect to file its federal and state income tax returns under the Limited Liability Company (LLC) provisions of the Internal Revenue Code and related state tax codes, allowing the Company partnership tax treatment. All Members are responsible for taxes, if any, on their proportionate share of taxable income.

     ORGANIZATION - Per the operating agreement, the business and affairs of the Company are managed by the Managing Members except for situations in which the approval of the Members is expressly required. Allocation of income and losses is allocated in accordance with the operating agreement and is proportionate to ownership interest.

3.   EQUIPMENT, FURNITURE AND FIXTURES

     Equipment, furniture, and fixtures consist of the following at December 31, 1997:

     Computer equipment                                $  8,556
     Furniture and fixtures                                 650
                                                       --------
                                                          9,206
     Accumulated depreciation                              (307)
                                                       --------
                                                         $8,899
                                                       --------
                                                       --------


4.   COMMITMENTS AND CONTINGENCIES

     In December 1997, the Company entered into a licensing agreement to obtain and protect the Company's right to produce certain software products designed for use on the Internet. Such agreement contains a provision for minimum royalty payments over the terms of the licensing agreement of approximately $2,500 per annum, beginning in fiscal 1998 and continuing through approximately 2003. The Company paid $3,500 to enter the agreement and as of March 31, 1998, no royalty payments had been made.

5.   NOTE PAYABLE TO MEMBER

     As of March 31, 1998, the Company had a note payable to a Member of the Company in connection with a loan, proceeds of which were to be used for working capital. The note bore interest at a rate of 10% per annum and was due June 5, 1998. As of April 2, 1998, the note, including accrued interest, was paid in full.

INTERNET SOFTWARE LLC (A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS



6.   SUBSEQUENT EVENT

     On April 2, 1998, Acacia Research Corporation purchased a 25% membership interest from the Company in exchange for $2,500,000 in cash. A Managing Member of the Company is an officer of a subsidiary of Acacia Research Corporation and is also a significant shareholder but not an officer or director of Acacia Research Corporation. Concurrent with this purchase, the Company's operating agreement was amended to provide for Senior Member status for all existing Members and Acacia Research Corporation. Senior Members will be entitled to, among other things, appoint Managers of the Company to manage the operations of the Company.

                            ACACIA RESEARCH CORPORATION

                          Pro Forma Financial Information
                                     (Unaudited)


The following pro forma financial information reflects the acquisition by Acacia Research Corporation ("Acacia Research") on April 2, 1998 of a 25% interest in Internet Software LLC. The purchase price for the 25% interest in Internet Software LLC consisted of $2,500,000 in cash. Acacia Research will account for its investment using the equity method.

The unaudited pro forma balance sheet at March 31, 1998 gives effect to the investment in Internet Software LLC assuming the transaction was consummated as of March 31, 1998. The unaudited pro forma statements of operations for the period ended December 31, 1997 and the three months ended March 31, 1998 give effect to the acquisition of Internet Software LLC assuming the transaction was consummated as of the beginning of the periods presented.

The unaudited pro forma statements of operations are not necessarily indicative of the operating results that would have been achieved had the acquisition been consummated as presented; and should not be construed as representative of future operating results. The pro forma financial information should also be read in conjunction with Acacia Research's consolidated financial statements and notes thereto set forth in its Annual Report on Form 10-K for the year ended December 31, 1997 and its quarterly report on Form 10-Q for the three months ended March 31, 1998.

Acacia Research's investment in Internet Software LLC was made with proceeds of a private equity financing completed on March 29, 1998, which was primarily targeted for this acquisition. Acacia Research raised gross proceeds of $3.65 million in this private equity financing through the sale of 317,393 units, each unit consisting of one share of Acacia Research common stock and one three-year callable stock purchase warrant.

ACACIA RESEARCH CORPORATION
PRO FORMA BALANCE SHEET

March 31, 1998
(Unaudited)

                                                                       Pro Forma
                                                       Historical      Adjustmemts      As Adjusted
                                                      ------------    --------------   -------------
ASSETS

Current assets
     Cash and cash equivalents                         $ 6,106,042     $ (2,500,000)(a)  $ 3,606,042
     Management fees and other receivables                  52,856                            52,856
     Receivables from affiliates                            27,084                            27,084
     Prepaid expenses                                       98,993                            98,993
     Income tax receivable                                 110,000                           110,000
                                                       -----------     ------------      -----------
          Total current assets                           6,394,975       (2,500,000)       3,894,975

Equipment, furniture, and fixtures, net                    235,943                           235,943


Notes receivable, net                                      376,008                           376,008
Investment in affiliates, at equity                      1,552,305        2,500,000 (a)    4,052,305
Partnership interests, at equity                           643,154                           643,154
Patents, net of accumulated amortization                 5,572,420                         5,572,420
Goodwill, net of accumulated amortization                1,310,841                         1,310,841
Organization costs, net of accumulated amortization         19,700                            19,700
                                                       -----------     ------------      -----------
                                                       $16,105,346        $       0      $16,105,346
                                                       -----------     ------------      -----------
                                                       -----------     ------------      -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Accounts payable and accrued expenses              $  164,325        $               $  164,325
     Legal settlement payable                              144,756                           144,756
                                                       -----------     ------------      -----------
          Total current liabilities                        309,081                0          309,081
Notes payable, net of discount                           1,162,000                         1,162,000
                                                       -----------     ------------      -----------
          Total liabilities                              1,471,081                0        1,471,081
                                                       -----------     ------------      -----------
Minority interests                                          90,374                0           90,374
                                                       -----------     ------------      -----------

Stockholders' equity
     Common stock, no par value; 10,000,000 shares
     authorized; 3,965,580 shares issued and
     outstanding                                        17,957,774                        17,957,774
     Warrants to purchase commom stock                     384,739                           384,739
     Accumulated deficit                                (3,703,322)                       (3,703,322)
     Note receivable secured by common stock               (95,300)                          (95,300)
                                                       -----------     ------------      -----------
          Total stockholders' equity                     14,543,891               0       14,543,891
                                                       -----------     ------------      -----------
                                                      $  16,105,346       $       0      $16,105,346
                                                       -----------     ------------      -----------
                                                       -----------     ------------      -----------


      (a) To record Acacia Research's purchase of a 25% interest in Internet Software LLC in exchange for cash.

ACACIA RESEARCH CORPORATION
PRO FORMA STATEMENT OF OPERATIONS


For the Three Months Ended March 31, 1998
(Unaudited)

                                                                       Pro Forma
                                                       Historical      Adjustmemts      As Adjusted
                                                      ------------    --------------   -------------
Revenues
     Equity in earnings (losses) of affiliates          $  15,800      $ (155,553)(a)   $  (139,753)
     Management fees                                       30,777                            30,777
     Interest income                                       16,189                            16,189
                                                        ----------      ----------       -----------
     Total revenues                                        62,766        (155,553)          (92,787)
                                                        ----------      ----------       -----------
Expenses
     Marketing, general, and administrative
      expenses                                            484,816                           484,816
     Research and development expenses                    367,543                           367,543
     Amortization of patents and goodwill                 383,284                           383,284
     Interest expense                                         604                               604
                                                        ----------      ----------       -----------
     Total expenses                                     1,236,247               0         1,236,247
                                                        ----------      ----------       -----------

Loss before income taxes and minority interests        (1,173,481)       (155,553)       (1,329,034)
Benefit for income taxes                                        0               0                 0
                                                        ----------      ----------       -----------
Loss before minority interests                         (1,173,481)       (155,553)       (1,329,034)
Minority interests                                       (176,765)                         (176,765)
                                                        ----------      ----------       -----------
Net loss                                              $  (996,716)    $  (155,553)     $ (1,152,269)
                                                        ----------      ----------       -----------
                                                        ----------      ----------       -----------
Loss per common share
     Basic                                                 ($0.30)                           ($0.35)
     Diluted                                               ($0.30)                           ($0.35)

Weighted average number of common and potential
  common shares outstanding used in
  computation of loss per share
     Basic                                              3,336,701                         3,336,701
     Diluted                                            3,336,701                         3,336,701


      (a) To record 25% equity in losses of Internet Software LLC; including amortization of the excess of investment over investor's share in the underlying net assets of investee over a five year period.

ACACIA RESEARCH CORPORATION
PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997
(Unaudited)


                                                                       Pro Forma
                                                       Historical      Adjustmemts      As Adjusted
                                                      ------------    --------------   -------------
Revenues
     Gain on sale of investments                         $  49,475        $                $  49,475
     Equity in losses of affiliates                       (160,738)         (165,970)(a)    (326,708)
     Management fees                                       490,966                           490,966
     Interest income                                        52,075                            52,075
                                                        ----------        ----------       ---------
     Total revenues                                        431,778          (165,970)        265,808
                                                        ----------        ----------       ---------
Expenses
     Marketing, general, and administrative expenses     2,145,162                         2,145,162
     Research and development expenses                     887,890                           887,890
     Amortization of patents and goodwill                  459,147                           459,147
     Legal settlement expense                              460,000                           460,000
                                                        ----------        ----------       ---------
     Total expenses                                      3,952,199                 0       3,952,199
                                                        ----------        ----------       ---------
Loss before income taxes and minority interests         (3,520,421)         (165,970)     (3,686,391)
Benefit for income taxes                                  (250,132)                         (250,132)
                                                        ----------        ----------       ---------
Loss before minority interests                          (3,270,289)         (165,970)     (3,436,259)
Minority interests                                        (410,910)                         (410,910)
                                                        ----------        ----------       ---------
Net loss                                               $(2,859,379)      $  (165,970)   $ (3,025,349)
                                                        ----------        ----------       ---------
                                                        ----------        ----------       ---------
Loss per common share
     Basic                                                  ($1.15)                           ($1.22)
     Diluted                                                ($1.15)                           ($1.22)
Weighted average number of common and potential
  common shares outstanding used in computation of
   loss per share
     Basic                                               2,481,143                         2,481,143
     Diluted                                             2,481,143                         2,481,143


           (a) To record 25% equity in losses of Internet Software LLC; including amortization of the excess of investment over investor's share in the underlying net assets of investee over a five year period.